UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

INSPIREMD, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(4)	Date Filed:

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

December 26, 2017

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of InspireMD, Inc. to be held at 11:30 a.m., New York time, on February 7, 2018, at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112.

Please note that in order to gain admission to the site of our special meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the special meeting, we strongly encourage you to advise Craig Shore by email at craigs@inspiremd.com or phone at (888) 776-6804 if you plan to attend the meeting prior to 5:00 p.m., New York time, on February 6, 2018, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the special meeting, we encourage you to arrive at the meeting no later than 11:00 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the special meeting, whether or not you plan to attend. If you attend the special meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the special meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the special meeting.

Sincerely,

/s/ Paul Stuka
Paul Stuka
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON February 7, 2018:

Our official Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card are available at:

www.proxyvote.com

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held February 7, 2018

The 2018 Special Meeting of Stockholders of InspireMD, Inc., a Delaware corporation (the “Company”), will be held at 11:30 a.m., New York time, on February 7, 2018, at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112. We will consider and act on the following items of business at the special meeting:

(1)	Authorization of the board of directors, in its discretion but prior to the annual meeting of our stockholders in 2018, to amend the Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-25 to 1-for-50, such ratio to be determined by the board of directors (the “Reverse Stock Split Proposal”).

(2)	Approval of the issuance of more than 19.99% of the Company’s outstanding common stock (measured as of November 28, 2017) at a price per share less than book or market value to investors who participated in a private placement which closed on December 1, 2017, pursuant to the securities purchase agreement, dated as of November 28, 2017, entered into in such private placement, in accordance with the NYSE American Company Guide Section 713(a)(ii) (the “Private Placement Proposal”).

(3)	Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (the “Adjournment Proposal”).

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the board of directors recommends a vote FOR the Reverse Stock Split Proposal (Proposal 1); FOR the Private Placement Proposal (Proposal 2); and FOR the Adjournment Proposal (Proposal 3).

The board of directors has fixed the close of business on December 15, 2017, as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting.

Please note that in order to gain admission to the site of our Special Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Special Meeting, we strongly encourage you to advise Craig Shore by email at craigs@inspiremd.com or phone at (888) 776-6804 if you plan to attend the meeting prior to 5:00 p.m., New York time, on February 6, 2018, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the special meeting, we encourage you to arrive at the meeting no later than 11:00 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of The Board of Directors,

/s/ Paul Stuka
Paul Stuka
Chairman

December 26, 2017

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held February 7, 2018

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “InspireMD” refer to InspireMD, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

All amounts set forth in this proxy statement are adjusted for the 1-for-25 reverse stock split of our common stock that occurred on October 7, 2016.

The accompanying proxy is solicited by the board of directors on behalf of InspireMD, Inc., a Delaware corporation, to be voted at the special meeting of stockholders of the Company (the “Special Meeting”) to be held on February 7, 2018, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about December 26, 2017.

The executive offices of the Company are located at, and the mailing address of the Company is, 4 Menorat Hamaor St., Tel Aviv, Israel 6744832.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 7, 2018:

Our official Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card are available at:

www.proxyvote.com

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ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Authorization of the board of directors, in its discretion but prior to the annual meeting of our stockholders in 2018, to amend the Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-25 to 1-for-50, such ratio to be determined by the board of directors (the “Reverse Stock Split Proposal”).

(2)	Approval of the issuance of more than 19.99% of the Company’s outstanding common stock (measured as of November 28, 2017) at a price per share less than book or market value to investors who participated in a private placement which closed on December 1, 2017 (the “Private Placement”), pursuant to the securities purchase agreement, dated as of November 28, 2017, entered into in such private placement (the “Securities Purchase Agreement”), in accordance with the NYSE American Company Guide Section 713(a)(ii) (the “Private Placement Proposal”).

(3)	Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (the “Adjournment Proposal”).

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832, Attn: Investor Relations or call (888) 776-6804 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Notice or Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice or this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the Notice and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

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What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on December 15, 2017 (the “Record Date”). The Record Date is established by the board of directors as required by Delaware law. On the Record Date, 51,915,667 shares of common stock were issued and outstanding.

Who is entitled to vote at the Special Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Special Meeting.

What is the quorum requirement?

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the stockholders entitled to vote at the Special Meeting, present in person or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

A broker non-vote occurs when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

Your broker does not have discretionary authority to vote your shares with respect to the Private Placement Proposal (Proposal 2) in the absence of specific instructions from you.

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With respect to the Reverse Stock Split Proposal (Proposal 1) or the Adjournment Proposal (Proposal 3), your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals if you do not provide your broker with instructions on such proposals.

How do I vote my shares?

Your vote is very important to us and we hope that you will attend the Special Meeting. However, whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary). There are three convenient ways of submitting your vote:

	●	By Telephone or Internet - All record holders can vote by touchtone telephone from the U.S. using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

`	●	In Person - All record holders may vote in person at the Special Meeting. “Street name” holders may vote in person at the Special Meeting if their bank, broker or other nominee has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other nominee to furnish you with a nominee issued proxy. You will need to bring the nominee issued proxy with you to the Special Meeting and hand it in with a signed ballot that will be provided to you at the Special Meeting. You will not be able to vote your shares without a nominee issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

	●	By Written Proxy - All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a written proxy card and a voting instruction card from your bank, broker or other nominee.

The board of directors has appointed James Barry, Ph.D., president, chief executive officer and director, and Craig Shore, chief financial officer, chief administrative officer, treasurer and secretary, to serve as the proxies for the Special Meeting.

If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction card provided by your broker or other intermediary except with respect to one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” above.

Even if you currently plan to attend the Special Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by James Barry, Ph.D., the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

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What are my choices when voting?

As to each of the Reverse Stock Split Proposal (Proposal 1), the Private Placement Proposal (Proposal 2), and the Adjournment Proposal (Proposal 3), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the Reverse Stock Split Proposal.

Proposal 2—FOR the Private Placement Proposal.

Proposal 3—FOR the Adjournment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the Reverse Stock Split Proposal.

Proposal 2—FOR the Private Placement Proposal.

Proposal 3—FOR the Adjournment Proposal.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Special Meeting to revoke your proxy.

●	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Special Meeting will be counted).

●	Completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to Craig Shore, chief financial officer, chief administrative officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, New York time on February 6, 2018.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

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What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, approval of the Reverse Stock Split Proposal (Proposal 1) will require the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on such proposal at the Special Meeting.

Approval of each of the Private Placement Proposal (Proposal 2) and the Adjournment Proposal (Proposal 3) will require the affirmative vote of the votes cast on each such proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Abstentions will have the same effect as a vote against the Reverse Stock Split Proposal (Proposal 1) and the Private Placement Proposal (Proposal 2).

Broker non-votes, if any, are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the approval of the Private Placement Proposal (Proposal 2). With respect to the Reverse Stock Split Proposal (Proposal 1) or the Adjournment Proposal (Proposal 3), under the rules of the New York Stock Exchange, a broker holding shares for a beneficial owner will have discretionary authority to vote those shares for such proposal in the absence of voting instructions from the beneficial owner and may vote “FOR” each of the Reverse Stock Split Proposal and the Adjournment Proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained InvestorCom, Inc. (“InvestorCom”) to assist in the solicitation of proxies for a fee of $7,500, $4.50 per call with respect to this proxy solicitation between InvestorCom and our shareholders and reimbursement of certain out-of-pocket expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as InvestorCom, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of InvestorCom as well as the reimbursement of expenses of InvestorCom will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the Securities and Exchange Commission within four business days following the Special Meeting.

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Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact the firm assisting us in the solicitation of proxies, InvestorCom. Banks and brokers may call InvestorCom at (203) 972-9300. Shareholders may call InvestorCom toll-free at (877) 972-0090.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of December 15, 2017, by:

●	each person known by us to beneficially own more than 5.0% of our common stock;

●	each of our directors;

●	each of the named executive officers; and

●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832. As of December 15, 2017, we had 51,915,667 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)
5% Owners
Sol J. Barer, Ph.D.	5,245,292	(2)	9.99%
Sabby Healthcare Master Fund, Ltd.	5,274,280	(3)	9.99%
Officers and Directors
Craig Shore	62,589	(4)	*
Alan W. Milinazzo	5,935	(5)	*
James Barry, Ph.D.	118,926	(6)	*
Michael Berman	9,402	(7)	*
Campbell Rogers, M.D.	8,993	(8)	*
Paul Stuka	1,356,679	(9)	2.61%
Thomas Kester	4,447	(10)	*
Agustin V. Gago	29,441	(11)	*
All directors and executive officers as a group (8 persons)	1,596,411		3.07%

*	Represents ownership of less than one percent.

(1)

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of December 15, 2017. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	Includes (i) options to purchase 28,494 shares of common stock that are currently exercisable or exercisable within 60 days of December 15, 2017, (ii) warrants to purchase 160,667 shares of common stock that are currently exercisable or exercisable within 60 days of December 15, 2017, (iii) 4,681,131 shares of common stock and (iv) 375,000 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock that are currently convertible or convertible within 60 days of December 15, 2017. Does not include 4,621,241 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock, which shares were excluded because the certificate of designation for the Series B Convertible Preferred Stock contain provisions that block conversion if such conversion will result in the holder having beneficial ownership of more than 9.99% of our common stock.

(3)	Based on Schedule 13G filed with the Securities and Exchange Commission on December 14, 2017, and includes 890,000 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock that are currently convertible or convertible within 60 days of December 15, 2017. Does not include 4,905,395 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock, which shares were excluded because the certificate of designation for the Series B Convertible Preferred Stock contain provisions that block conversion if such conversion will result in the holder having beneficial ownership of more than 9.99% of our common stock.

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(4)	Consists of (i) 18,241 shares of common stock, (ii) options to purchase 5,875 shares of common stock that are currently exercisable or exercisable within 60 days of December 15, 2017, and (iii) 38,473 shares of restricted stock granted to employees under the Israeli Appendix of the 2013 Plan held in trust, and with respect to which Mr. Shore was granted a proxy with the right to vote such shares at his discretion.

(5)

Consists of (i) 5,396 shares of common stock and (ii) warrants to purchase 539 shares of common that are currently exercisable or exercisable within 60 days of December 15, 2017. Mr. Milinazzo served as our president, chief executive officer and director until his resignation from such positions on June 6, 2016.

(6)

Includes warrants to purchase 48,387 shares of common stock that are currently exercisable or exercisable within 60 days of December 15, 2017. Mr. Milinazzo served as our president, chief executive officer and director until his resignation from such positions on June 6, 2016.

(7)	Includes options to purchase 9,281 shares of common stock that are currently exercisable or exercisable within 60 days of December 15, 2017.

(8)	Includes options to purchase 8,483 shares of common stock and warrants to purchase 170 shares of common stock that are currently exercisable or exercisable within 60 days of December 15, 2017.

(9)	Paul Stuka is the principal and managing member of Osiris Investment Partners, L.P., and, as such, has beneficial ownership of (A) (i) 448,144 shares of common stock, (ii) warrants to purchase 11,103 shares of common stock that are currently exercisable or exercisable within 60 days of December 15, 2017in addition to (B) personally holding (i) options to purchase 10,400 shares of common stock that are currently exercisable or exercisable within 60 days of December 15, 2017, (ii) warrants to purchase 12,120 shares of common stock that are currently exercisable or exercisable within 60 days of December 15, 2017, and (iii) 874,913 shares of common stock.

(10)	Consists of (i) 280 shares of common stock and (ii) options to purchase 4,167 shares of common stock that are currently exercisable or exercisable within 60 days of December 15, 2017.

(11)	Includes options to purchase 29,441 shares of common stock that are currently exercisable or exercisable within 60 days of December 15, 2017.

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PROPOSAL 1: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

General

On December 12, 2017, our board of directors unanimously adopted resolutions approving, declaring advisable and recommending to the stockholders for their approval a proposal to authorize the board of directors, in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of 1-for-25 to 1-for-50, such ratio to be determined by the board of directors (the “Reverse Stock Split”). Approval of this proposal will grant the board of directors the authority, without further action by the stockholders, to carry out such action any time prior to the annual meeting of our stockholders in 2018, with the exact exchange ratio and timing to be determined at the discretion of the board of directors. The board of directors may determine in its discretion not to effect the Reverse Stock Split and not to file any amendment to our Certificate of Incorporation. If stockholders approve this proposal and we effect the Reverse Stock Split, then between every 25 and 50 issued and outstanding shares of our issued and outstanding common stock (and between every 25 and 50 shares of our common stock, if any, that are treasury shares) would be combined and reclassified into one share of common stock. This proposal would not change the total number of shares of all classes of stock we have authority to issue or the number of authorized shares of our preferred stock.

If we effect the Reverse Stock Split, then, except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of then-outstanding common stock immediately following the Reverse Stock Split that such stockholder held immediately prior to the Reverse Stock Split. The par value of our common stock would remain unchanged at $0.0001 per share.

If approved, this proposal would approve the amendment to our Certificate of Incorporation set forth in Annex A (the “Certificate of Amendment”) solely to the extent such amendment relates to the Reverse Stock Split.

Reasons for the Reverse Stock Split

Our board of directors is recommending the Reverse Stock Split for the primary purpose of providing us with appropriate flexibility we require to issue shares in the future on a timely basis in the event that the board of directors determines that it is necessary or appropriate to raise additional capital through the sale of equity securities or further other corporate purposes. Of the 150,000,000 shares of our common stock currently authorized, as of the close of business on December 15, 2017, there were 51,915,667 shares of common stock outstanding and an aggregate of 313,839 shares reserved for future issuance under our equity compensation plans. In addition, as of December 15, 2017, we have reserved 14,534,510 shares of common stock for issuance upon conversion of outstanding shares of preferred stock and 6,591,059 shares of common stock for issuance upon exercise of outstanding options and warrants, which leave 76,644,925 authorized and unissued and unreserved shares of common stock that remain available for issuance. While such number of authorized and unissued and unreserved shares of common stock is more than 50% of the total number of authorized number of shares of common stock under our Amended and Restated Certificate of Incorporation, after taking into account (i) the closing price of our common stock in recent months, (ii) the full ratchet anti-dilution price protection to be triggered upon issuance of equity or equity-linked securities at an effective common stock purchase price of less than the conversion price in effect under the certificate of designations for our outstanding Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, and (iii) the provision in the Securities Purchase Agreement that provides for an exchange of all or some of the our Series D Convertible Preferred Stock for any securities issued in a subsequent financing, in each case, any significant capital raise through the sale of equity securities can reasonably expected to require us to issue or reserve a number of shares of common stock in excess of the current number of authorized and unissued and unreserved shares of common stock. While we cannot predict the amount of such excess, we may be required to issue and /or reserve several hundred million shares of common stock at our current market prices. As of December 15, 2017, we have outstanding 27,075 shares of Series B Convertible Preferred Stock convertible into 7,817,906 shares of common stock (including shares being issued as payment of the dividends thereunder) at a conversion price in effect of $0.20; 741,651 shares of Series C Convertible Preferred Stock convertible into 2,966,604 shares of common stock at a conversion price in effect of $1.60; and 750 shares of Series D Convertible Preferred Stock convertible into 3,750,000 shares of common stock at a conversion price in effect of $0.20. As a result of the foregoing, we believe that our ability to raise additional capital through the sale of equity securities would be significantly limited due to insufficient authorized capital in the absence of the Reverse Stock Split. The availability of additional shares of common stock is particularly important in the event that the board of directors needs to undertake any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay and expense associated with convening a special stockholders’ meeting. As previously reported in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017, we did not have sufficient resources to fund our business operations beyond March 2018, and there is substantial doubt about our ability to continue as a going concern. We estimate that the proceeds from the Private Placement will fund our business operations until the spring of 2018. Therefore, we believe that approval of the Reverse Stock Split is necessary to provide the flexibility that we require to raise capital through the sale of our equity securities. As such, in considering and planning for our current and future corporate needs, our board of directors believes that we need to make available authorized and unreserved shares of common stock for issuance.

In addition, we believe that the Reverse Stock Split will help us to regain and/or meet compliance with the continued listing standards of the NYSE American LLC (“NYSE American”). Our common stock is currently listed on NYSE American, and NYSE American has certain continued listing standards under which it will normally give consideration to suspending dealings in, or removing, a security from listing or unlisted trading, including market capitalization, stockholders’ equity and low selling price issues. We have received notification from NYSE American indicating that we do not meet the stockholders’ equity and net income continued listing standards as set forth in Sections 1003(a)(iii) and (a)(ii) of the NYSE American Company Guide. If we do not regain compliance with the continued listing standards by February 17, 2019, or if we do not make progress consistent with our compliance plan during the plan period, NYSE American will initiate delisting proceedings. We may need to raise additional capital through the sale of equity securities to regain compliance with the required continued listing standards in a manner consistent with our compliance plan. NYSE American has also advised us that its policy is to immediately suspend trading in shares of, and commence delisting procedures with respect to, a listed company if the market price of its shares falls below $0.06 per share at any time during the trading day. Separately, NYSE American has advised us that if our common stock trades below $0.20 on a 30 trading day average, then it will be considered non-compliant with NYSE American’s low selling price requirement. For much of the recent several months, our common stock had traded at prices less than $1.00. If our common stock is delisted from the NYSE American, our board of directors believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock. We believe that being listed on the NYSE American is important for future fund raisings as it broadens the range of potential investors, helps support and maintain liquidity of our common stock and company recognition and that the Reverse Stock Split will increase our ability to regain compliance with the continued listing standards of the NYSE American.

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We also believe that the Reverse Stock Split could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore to have less third-party analysis of the company available to investors. In addition, certain institutional investors or investment funds may be prohibited from buying stocks whose price is below a certain threshold. We believe that the reduction in the number of issued and outstanding shares of the common stock caused by the Reverse Stock Split, together with the anticipated increased stock price immediately following and resulting from the Reverse Stock Split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the common stock than that which currently exists.

Lastly, we believe that the intended increase in our stock price could decrease price volatility, as currently small changes in the price of the common stock result in relatively large percentage changes in the stock price.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. Our board of directors cannot predict with certainty what effect the Reverse Stock Split will have on the market price of the common stock, particularly over the longer term. Some investors may view a reverse stock split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares.

Board Discretion to Implement the Reverse Stock Split

The board of directors believes that stockholder approval of a range of Reverse Stock Split ratios (rather than a single exchange ratio) is in the best interests of our stockholders because it provides the board of directors with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. If stockholders approve this proposal, the board of directors would carry out a reverse stock split only upon the board of directors’ determination that a reverse stock split would be in the best interests of the stockholders at that time. The board of directors would then set the ratio for the Reverse Stock Split within the range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the reverse stock split is to be implemented. In determining the Reverse Stock Split ratio, following receipt of stockholder approval, the board of the directors may consider numerous factors including:

●	the historical and projected performance of our common stock;

●	general economic and other related conditions prevailing in our industry and in the marketplace;

●	the projected impact of the reverse stock split ratio on trading liquidity in our common stock and our ability to continue our common stock’s listing on the NYSE American;

●	our capitalization (including the number of shares of common stock issued and outstanding);

●	the then-prevailing trading price for our common stock and the volume level thereof; and

●	potential devaluation of our market capitalization as a result of a reverse stock split.

The board of directors intends to select a reverse stock split ratio that it believes would be most likely to achieve the anticipated benefits of the reverse stock split described above.

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Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with effecting the Reverse Stock Split:

●	Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, we cannot assure you that the Reverse Stock Split, if effected, will increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price. The effect the Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the Securities and Exchange Commission. Accordingly, the total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

●	Even if our stockholders approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will regain compliance with the NYSE American continued listing requirements and/or continue to meet the NYSE American continued listing requirements.

●	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

●	While the board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

●	Although the board of directors believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

Effect on Existing Common Stock

If the Reverse Stock Split is approved and effected, the number of shares of common stock issued and outstanding will be reduced from 51,915,667 shares (as of December 15, 2017) to between approximately 1,038,741 shares and 2,077,002 shares, depending on which exchange ratio is ultimately effected. Except for the change resulting from the adjustment for fractional shares (described below), the change in the number of shares of common stock outstanding that will result from the Reverse Stock Split will not affect any stockholder’s percentage ownership in the Company. The relative voting and other rights that accompany the shares of common stock would not be affected by the Reverse Stock Split.

Although the Reverse Stock Split will not have any dilutive effect on our stockholders (other than de minimus adjustments that may result from the treatment of fractional shares), the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of common stock would remain at 150,000,000. As a result, additional authorized shares of common stock will be available for issuance at such times and for such purposes as the board of directors may deem advisable without further action by our stockholders, except as required by applicable laws and regulations. To the extent that additional authorized shares are issued in the future, such shares could be dilutive to our existing stockholders by decreasing such stockholders’ percentage of equity ownership in the Company. Please see “Potential Anti-Takeover Effect” below for more information on potential anti-takeover effects of the Reverse Stock Split.

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Effect on Authorized and Outstanding Preferred Stock

Currently, we are authorized to issue up to a total of 5,000,000 shares of preferred stock, par value $0.0001 per share, of which 20,000 shares are designated as Series A Preferred Stock, 500,000 shares are designated as Series B Convertible Preferred Stock, 1,172,000 shares are designated as Series C Convertible Preferred Stock, and 750 shares are designated as Series D Convertible Preferred Stock. As of December 15, 2017, no Series A Preferred Stock, 27,075 shares of Series B Convertible Preferred Stock, 741,651 shares of Series C Convertible Preferred Stock and 750 shares of Series D Convertible Preferred Stock are issued and outstanding. The proposed Reverse Stock Split will cause a reduction in the number of shares of common stock issuable upon conversion of such preferred stock in proportion to the exchange ratio of the Reverse Stock Split and will cause a proportionate increase in the conversion price of such shares of preferred stock. However, the proposed Reverse Stock Split would not impact the authorized number of shares of preferred stock, the number of outstanding shares of preferred stock or the par value of the preferred stock.

Effect on Equity Compensation Plans and Outstanding Warrants

The proposed Reverse Stock Split will reduce the number of shares of common stock available for issuance under the 2013 Plan in proportion to the exchange ratio selected by the board of directors.

Under the terms of our outstanding equity awards and warrants, the proposed Reverse Stock Split will cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards and warrants in proportion to the exchange ratio of the Reverse Stock Split and will cause a proportionate increase in the exercise price of such awards and warrants. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and warrants will be rounded up to the nearest whole share and no cash payment will be made in respect of such rounding.

The following table contains approximate information relating to our common stock immediately following the Reverse Stock Split under certain possible exchange ratios, based on share information as of December 15, 2017:

	December 15, 2017	1-for-25	1-for-30	1-for-35	1-for-40	1-for-45	1-for-50
Number of authorized shares of common stock	150,000,000	150,000,000	150,000,000	150,000,000	150,000,000	150,000,000	150,000,000

Number of outstanding shares of common stock	51,915,667	2,077,002	1,731,004	1,483,784	1,298,361	1,154,204	1,038,741

Number of shares of common stock reserved for issuance upon conversion of the preferred stock and payment of dividends	14,534,510	581,368	484,469	415,260	363,344	322,970	290,675

Number of shares of common stock reserved for issuance upon exercise of outstanding stock options and warrants	6,591,059	263,809	219,939	188,583	164,982	146,731	132,005

Number of shares of common stock reserved for issuance in connection with future awards under our equity compensation plans	313,839	694,879	697,497	699,380	700,854	701,939	702,842

Number of authorized and unreserved shares of common stock not outstanding	76,644,925	146,382,942	146,867,091	147,212,993	147,472,459	147,674,156	147,835,737

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Potential Anti-Takeover Effect

Since the Reverse Stock Split will result in increased available shares, the Reverse Stock Split may be construed as having an anti-takeover effect. Although neither the board of directors nor management views this proposal as an anti-takeover measure, we could use the increased available shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, we could privately place shares with purchasers who might side with the board of directors in opposing a hostile takeover bid or issue shares to a holder that would, thereafter, have sufficient voting power to assure that any proposal to amend or repeal our amended and restated bylaws or certain provisions of the Certificate of Incorporation would not receive the requisite vote. Our Certificate of Incorporation already includes authorization of preferred stock, which can also be seen as an anti-takeover measure, and our board of directors can designate the rights, preferences, privileges and restrictions of series of preferred stock without further stockholder action. Our Certificate of Incorporation and amended and restated bylaws also include other provisions that may have an anti-takeover effect. These provisions:

●	provide that the authorized number of directors may be changed only by resolution of the board of directors;

●	provide that all vacancies, including newly created directorships, may, except as otherwise required by law, be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum;

●	divide our board of directors into three classes, with each class serving staggered three-year terms;

●	do not provide for cumulative voting rights (therefore allowing the holders of a majority of the shares of common stock entitled to vote in any election of directors to elect all of the directors standing for election, if they should so choose);

●	provide that special meetings of our stockholders may be called only by our board of directors; and

●	set forth an advance notice procedure with regard to the nomination, other than by or at the direction of our board of directors, of candidates for election as directors and with regard to business to be brought before a meeting of stockholders.

There are no other plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

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Accounting Matters

The par value per share of our common stock will remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result of the Reverse Stock Split, at the effective time, the stated capital on the Company’s balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net income or loss of our common stock, for all periods, will be restated because there will be fewer outstanding shares of common stock.

Effective Date

If this proposal is approved and our board of directors determines to effect the Reverse Stock Split, we will file the proposed Certificate of Amendment with the Secretary of State of the State Delaware. The Reverse Stock Split will become effective at such time set forth in the Certificate of Amendment filed with the Secretary of State of the State Delaware, with the exact timing to be determined at the discretion of our board of directors.

If this proposal is approved, no further action on the part of stockholders would be required to either effect or abandon the Reverse Stock Split. If the board of directors does not implement the Reverse Stock Split prior to the annual meeting of our stockholders in 2018, the authority granted in this proposal to implement the Reverse Stock Split will terminate. The board of directors reserves its right to elect not to proceed and abandon the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

Mechanics of the Reverse Stock Split

Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares.

Stockholders should not destroy any share certificate(s) and should not submit any share certificate(s) until following the announcement by the Company of the completion of the Reverse Stock Split.

Effect on Registered “Book-entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

No fractional shares will be issued. Any fractional share resulting from the Reverse Stock Split will be rounded up to the next whole share.

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Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

U.S. Federal Income Tax Considerations

The following is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to stockholders. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary only applies to stockholders that hold our common stock as capital assets within the meaning of Code Section 1221 (generally, property held for investment). This discussion is a summary for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) stockholders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) U.S. stockholders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; or (xii) U.S. expatriates.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as the U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below and that a court would not sustain any such challenge. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

Taxation of Stockholders.

The Reverse Stock Split will constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the common stock surrendered, and such stockholder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered.

Taxation of the Company.

The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

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Certain Israeli Federal Income Tax Considerations

The following discussion summarizing certain Israeli income tax consequences for Israeli stockholders is based on the Israeli Income Tax Ordinance [New Version], 1961, as amended (the “Tax Ordinance”), Taxation Decision No. 15/07 of the Israeli Tax Authority (the “Taxation Decision”), all of which may change, possibly with retroactive effect, resulting in Israeli income tax consequences that may differ from those discussed below, and is for general information only. The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Israeli Tax Authority regarding the Israeli income tax consequences of the Reverse Stock Split and there can be no assurance that the Israeli Tax Authority will not challenge the statements and conclusions set forth below and that a court would not sustain any such challenge. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

Generally, a reverse stock split will not result in the recognition of gain or loss for Israeli income tax purposes. The adjusted tax basis of the aggregate number of new shares of common stock will be the same as the adjusted tax basis of the aggregate number of shares of common stock held by a stockholder immediately prior to the Reverse Stock Split and the holding period of the shares of common stock after the Reverse Stock Split will include the holding period of the shares of common stock held prior to the Reverse Stock Split. No gain or loss will be recognized by the Company as a result of the Reverse Stock Split. In a previous matter, the Israeli Tax Authority determined in 2007 in the Taxation Decision that a reverse stock split shall not be deemed a “sale” under Section 88 of the Tax Ordinance subject, inter alia, to the following terms: (i) the Reverse Stock Split will be made pursuant to an identical conversion ratio to all shares and stockholders of the Company; (ii) as a result of the Reverse Stock Split there shall not be any change in the rights of the Company’s stockholders, including rights to distribution of assets and voting rights; (iii) the Reverse Stock Split shall not include any consideration in cash or equivalent, and shall not be related to any economic benefit to the Company’s stockholders; (iv) the Reverse Stock Split and the equalization of rights as a result thereof will not entitle the stockholders to any compensation; (v) the economic value of the total amount of outstanding shares of the Company shall not be changed as a result of the Reverse Stock Split; and (vi) other than the change in the amount of the Company’s outstanding shares, there shall be no change regarding such shares. The Taxation Decision provides that if all such conditions are met, a tax continuity shall apply to the shares such that the original purchase price and date of such shares shall not be changed for tax purposes.

Vote Required

Approval of the Reverse Stock Split Proposal (Proposal 1) requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on such proposal at the Special Meeting.

The board of directors recommends a vote FOR the Reverse Stock Split Proposal (Proposal 1).

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PROPOSAL 2: APPROVAL OF THE PRIVATE PLACEMENT PROPOSAL

Background

On December 1, 2017, we issued and sold an aggregate of 750 shares of Series D Convertible Preferred Stock (the “Series D Preferred Stock”) for aggregate gross proceeds of $750,000 to an institutional investor (the “Private Placement Investor”) in the Private Placement pursuant to the Securities Purchase Agreement. Each share of Series D Preferred Stock is convertible into shares of our common stock at any time and from time to time, at the option of the holder, into a number of shares of common stock equal to the quotient of (i) the sum of the aggregate stated value of those shares being converted divided by (ii) the conversion price then in effect. The initial stated value of each share of Series D Preferred Stock is $1,000 and the initial conversion price is $0.20, subject to adjustments as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the “Series D Certificate of Designation”). The Securities Purchase Agreement contains a mechanism that would prevent us from issuing, upon conversion of the Series D Preferred Stock into common stock, a number of shares of common stock which would exceed 1,493,680 shares (19.99% of the number of shares of common stock outstanding on the trading day immediately preceding the date of the Securities Purchase Agreement) of our common stock, unless we obtain our shareholders’ approval required by the NYSE American Company Guide. In addition, the Securities Purchase Agreement contains a “most favored nation” provision, which provides that, until such time as we consummate an offering of our common stock or common stock equivalents for gross proceeds of at least $8 million, in the event we undertake, or enter into any agreement to undertake, the issuance and sale of common stock and/or common stock equivalents to third party investors for cash (a “Subsequent Financing”), the Private Placement Investor may elect, in its sole discretion, to exchange all or some of the Series D Preferred Stock then held by such Private Placement Investor for any securities or units issued in such Subsequent Financing on a $1.00 per stated value for $1.00 new subscription amount basis (the “MFN Adjustment”). The surrender of Series D Preferred Stock shall be in lieu of any cash subscription amount required for the participation in such Subsequent Financing.

Under the NYSE American Company Guide Section 713(a)(ii) further described below, we may issue up to 1,493,680 shares of our common stock to the holder of the Series D Preferred Stock, upon conversion of the Series D Preferred Stock, at less than market and book value pursuant to the Securities Purchase Agreement and the Series D Certificate of Designation, including any shares of our common stock and/or common stock equivalents under the MFN Adjustment upon the Private Placement Investor’s election, without stockholder approval, which is equal to 19.99% of our common stock outstanding immediately prior to the execution of the Securities Purchase Agreement. The 750 shares of Series D Preferred Stock sold in the Private Placement, based on the conversion price currently in effect, are convertible into an aggregate of 3,750,000 shares of common stock. As such, we may not issue the remaining 2,256,320 shares of common stock (the “Remainder Underlying Shares”) or any additional shares of common stock or common stock equivalents pursuant to the MFN Adjustment (the “MFN Securities”) until we obtain stockholder approval of the issuance of more than 1,493,680 shares under the Securities Purchase Agreement at less than market and book value pursuant to the NYSE American Company Guide Section 713(a)(ii).

Accordingly, we are seeking stockholder approval for the issuance of the Remainder Underlying Shares and the MFN Securities, which issuance would result in, upon conversion of all of the Series D Preferred Stock or upon MFN Adjustment, our issuance of more than 20% of the number of shares of common stock outstanding immediately prior to the closing of the Private Placement at less than market and book value, to the Private Placement Investor, pursuant to the NYSE American Company Guide Section 713(a)(ii).

Why We Need Stockholder Approval

Our common stock is listed on the NYSE American and we are subject to the NYSE American Company Guide. NYSE American Company Guide Section 713(a)(ii) requires us to obtain stockholder approval in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the issuer of additional shares of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock outstanding before the issuance for a price that is less than the greater of book or market value of the stock on the date the issuer enters into a binding agreement for the issuance of such securities.

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The initial Series D Preferred Stock conversion price of $0.20 in the Private Placement is less than the greater of book or market value of our common stock as of November 28, 2017, and the issuance of 3,750,000 shares of common stock upon conversion of the 750 shares of Series D Preferred Stock would amount to approximately 50.2% of shares of our common stock outstanding immediately prior to the execution of the Securities Purchase Agreement on November 28, 2017. In addition, we may have to issue additional securities to the Private Placement Investor pursuant to the MFN Adjustment. As such, stockholder approval is now required under the NYSE American Company Guide Section 713(a)(ii) to enable issuance of the Remainder Underlying Shares and the MFN Securities, if any, to the Private Placement Investor.

Impact on Current Stockholders if the Private Placement Proposal is Approved

If our stockholders approve this proposal, we will be able to issue the Remainder Underlying Shares upon conversion of Series D Preferred Stock to the holder of such preferred stock and MFN Securities if the Private Placement Investor elects to exchange the Series D Preferred Stock into the MFN Securities.

The issuance of the Remainder Underlying Shares and/or MFN Securities would have a dilutive effect on our stockholders other than the Private Placement Investor in that the percentage ownership of the Company held by such current stockholders would decline as a result of the issuance of the Remainder Underlying Shares and/or the MFN Securities. This means that our stockholders other than the Private Placement Investor would have less ability to influence significant corporate decisions requiring stockholder approval, and that the Private Placement Investor’s influence over determination of the outcome of any corporate transaction or other matter submitted to our stockholders for approval, including, but not limited to, the election of directors and the approval of corporate transactions will increase in comparison to our stockholders other than the Private Placement Investor.

Issuance of the Remainder Underlying Shares and/or the MFN Securities to the Private Placement Investor could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Effect on Current Stockholders if the Private Placement Proposal is Not Approved

If stockholders do not approve this proposal, we will not be able to issue the Remainder Underlying Shares upon conversion of the Series D Preferred Stock to the holder of Series D Preferred Stock. If we are unable to fulfill our obligations under the Securities Purchase Agreement to the Private Placement Investor, it is likely that the Private Placement Investor and other potential investors would be unwilling to participate in any non-public capital raising efforts in the future, which would have an unfavorable impact on our capital raising efforts.

In addition, to fulfill our obligations under the Securities Purchase Agreement, we will have to seek stockholder approval of the Private Placement Proposal until we receive stockholder approval of this proposal. We are not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement as we have already entered into the Securities Purchase Agreement, which is a binding obligation on us. The failure to obtain stockholders’ approval of this proposal will not negate the existing terms of the Securities Purchase Agreement. The Securities Purchase Agreement will remain a binding obligation of the Company.

Further Information

The terms of the Securities Purchase Agreement and the Series D Certificate of Designation are only briefly summarized above. For further information, please refer to the Securities Purchase Agreement included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 29, 2017, and the Series D Certificate of Designation included as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2017. The discussion herein is qualified in its entirety by reference to the filed document.

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Vote Required

Pursuant to Section 713(a)(ii) of the NYSE American Company Guide, the Private Placement Proposal (Proposal 2) must be approved by a majority of the votes cast on such proposal with abstentions counting as votes cast. Therefore, the affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Special Meeting entitled to vote on such proposal that cast a vote for, against or abstain from such proposal is required for the approval of the Private Placement Proposal (Proposal 2).

The board of directors recommends a vote FOR the Private Placement Proposal (Proposal 2).

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PROPOSAL 3: THE ADJOURMENT PROPOSAL

General

The Company is asking its stockholders to approve the Adjournment Proposal.

Vote Required

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the Adjournment Proposal.

The board of directors recommends a vote FOR the Adjournment Proposal (Proposal 3).

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OTHER BUSINESS

The board of directors knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832. The proposal must be received no later than January 15, 2018, after which date such stockholder proposal will be considered untimely. Stockholders wishing to submit nominations of persons for election to the board of directors or proposals of business to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our amended and restated bylaws. To be timely in connection with our next annual meeting, such a stockholder nomination or proposal must be received by our Secretary at our principal executive offices between March 1, 2018, and March 31, 2018.

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Annex A

If the proposal to approve the amendment to our Certificate of Incorporation to effect the Reverse Stock Split (Proposal 1) is approved, the amended and restated certificate of incorporation of InspireMD, Inc. will be amended in the form below (deletions are shown with a strike-through and additions are underlined):

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INSPIREMD, INC.

FOURTH:

B. Effective as of [●], New York time, on [●], 2018 (the “Effective Time”), each share of the Corporation’s common stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified as and converted (without any further act) into 1/[●] of a fully paid and nonassessable share of common stock, $0.0001 par value per share, of the Corporation (the “New Common Stock”) without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”), provided that no fractional shares shall be issued to any registered holder of Old Common Stock immediately prior to the Effective Time, and that instead of issuing such fractional shares to such holders, such fractional shares shall be rounded up to the next even number of shares of Common Stock issued as a result of this Reverse Stock Split at no cost to the stockholder. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by 1/[●].

Annex A-1

INSPIREMD, INC.
ATTN: CRAIG SHORE
4 Menorat Hamaor St.
Tel Aviv, Israel 6744832

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

NOTE: Such other business as may properly come before the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000349813_1 R1.0.1.17